CONSULTING AGREEMENT


THIS AGREEMENT, made as of this 1st day of January 2002, between Imaging3, Inc. a California Corporation, hereafter known as ("company"), and Dean Janes, aka The Janes Group, LLC, hereafter known as ("Consultant").

                                    RECITALS

A. Consultant has acquired an extensive background in and knowledge of the business in which the Company is engaged.

B. Company desire to retain Consultant's experience, skills, abilities, back-ground and knowledge and is willing to employ Consultant as a consultant to the Company upon the terms herein contained.

C. Consultant desires to act as a consultant and is willing to do so upon said terms.

                                    AGREEMENT

1.  DUTIES

Now, THEREFORE, in consideration of the foregoing recitals and of the mutual promises herein contained, it is agreed as follows:

1.01 Automatic Renewal

This contract shall be renewed automatically for succeeding terms of agreed upon periods as set forth in Article 2, unless either party give notice to the other at least thirty calendar days prior to the expiration of it's intention not to renew this contract, such notice shall be given in writing and delivered to the business address of the other party.

1.02 Duties

a. The Company agrees to employ Consultant as a consultant to the Company on matters concerning the provision of Management, Administrative, Marketing and Financial services, and Consultant agrees to render such advice and consultation and to furnish such information to the Company as shall be required from time to time.

2. Term of Employment

Consultant shall be employed as a consultant commencing on the date of this Agreement and continuing until such time Company withdraws this agreement.

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3. Compensation

Client agrees to pay Consultant for the services set forth in Article 1.02 above, the sum of Twelve Thousand Dollars ($12,000.00) as a retainer at the time of execution of this agreement and continuing on the first of each month. In addition to the retainer, Client agrees to pay monthly any and all reasonable and necessary expenses incurred by Contractor on behalf of client in connection with the services described in Article 1.02 of this agreement. This retainer is due and payable the 1st of each and every month that this agreement is in force.

As further compensation for rendering the services pursuant to this Agreement and for holding himself available to do so, commencing on June 1, 2002, Consultant shall be paid by the Company, a fee of $137,208.85 for services previously rendered.

It is intended that the fees paid to Consultant hereunder shall constitute earnings from self- employment income. Company will not withhold any amounts as federal income tax withholding from wages or as employee contributions under the Federal Insurance Contributions Act of the contributions there under with respect thereto. Consultant shall be solely responsible for the estimation and payment of any Federal and State income taxes and Federal Insurance Contributions on self-employment income attributable to said fees.

4. Termination

If Consultant dies, this Agreement shall terminate on the last day of the month of his death and proceeds for that month shall be forwarded to Consultants beneficiary.

5. Additional Benefits

         a. Company shall reimburse Consultant for the expenses of all travel done by Consultant to fulfill his obligations under the terms of this Agreement.

         b. Indemnification of Losses of Employee - Company shall Indemnify Consultant for all losses sustained by Consultant in direct consequence of the discharge of his obligations under this contract.

         c. Contract Continuation during Disability - If Consultant for any reason whatsoever becomes permanently disabled so that he is unable to perform the duties prescribed herein, Company agrees to pay Consultant the fees described in Section 3 above for services rendered to date.

6. Reimbursement of Other Expenses

         a. Company shall promptly reimburse Consultant for all other reasonable business expenses incurred by Consultant in connec-tion with the business of the Company.

         b. Each such expenditure shall be reimbursable only of consultant furnished to Company adequate records and other documentary evidence required by Federal and State statutes and regula-tions issued by the appropriate taxing authorities and substantiation of each such expenditures as an income tax deduction.

7. Miscellaneous

         a. Partial Invalidity - If any term or provision of this Agreement of the application, thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term of provision to persons of circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

         b. Waiver - No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of time for performance of any other obligation of act.

         c. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by registered or certified mail, postage prepaid, return receipt requested and shall be deemed received upon mailing thereof:

                  To: E. Xavier Aguilera
                  303 North Glenoaks Blvd, #605
                  Burbank, California 91502

                  To: Dean Janes aka The Janes Group, LLC
                  3200 West Valhalla Drive
                  Burbank, California 91505

         Notices of change of address shall be given by written notice in the manner detailed in this subparagraph (c).

         d. Successors and Assigns - This agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

         e. Professional Fees - In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements or provision on the part of the other party arising out of this Agreement, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees, accounting fees, and any other professional fees resulting there from.

         f. Entire Agreement - This Agreement is the final expression of and contains the entire Agreement between, the parties with respect to the subject matter thereof and supersedes all prior understanding with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by this agent duly author -ized in writing or as otherwise expressly permitted herein. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

         g. Construction - Heading at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of the Agreement. Whenever required by the contest of this Agreement, the Singular shall include the plural and the masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to para-graphs and subparagraphs are to this Agreement. In the event the date on which any party is required to take any action under the terms of this Agreement is not a business day, the action shall be taken to the next succeeding day.

         h. Governing Law - The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of California.

         i. Effect of Merger, Transfer of Assets or Dissolution - This Agreement shall not be terminated by any voluntary or involuntary dissolution of Company resulting from either a merger or consolidation in which Company is not the consolidated or surviving corporation, or a transfer of all or substantially all of the assets of the Company. In the event of any such merger or consolidation or transfer of assets, Company's rights, benefits and obligations hereunder shall be assigned to the surviving or resulting corporation or the transferee of Company assets.

Executed by the parties as of the date first written above.


                                            /s/ Dean Janes
                                            ------------------------------------
                                            Dean Janes aka The Janes Group


                                            /s/ E. Xavier Aguilera
                                            ------------------------------------
                                            E. Xavier Aguilera
                                            Imaging3, Inc.